Exhibit 3.8

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment To Convertible Promissory Notes (this “Amendment”) is made and entered into as of April 13, 2026, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes, as amended, with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of $5,287,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Outstanding Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders; and

WHEREAS, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to (i) extend the Maturity Date until December 31, 2027 and (ii) update the definition of a Qualified Financing.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.            Amendment Of Outstanding Notes.

(a)            Definition Of Maturity Date. The Maturity Date in the opening paragraph of the Outstanding Notes is hereby redefined as December 31, 2027.

(b)            Definition Of Qualified Financing In The Outstanding Notes. The definition of Qualified Financing in Section 2(a) of the Outstanding Notes is hereby redefined as follows:

“In the event that the Company issues and sells shares of its equity securities (“Equity Securities”) to investors (the “Investors”) on or before the Maturity Date in an equity financing with total proceeds to the Company of not less than $5,000,000 (excluding (i) the offer and sale of Equity Securities under Regulation Crowdfunding or Regulation A, and (ii) the conversion of the Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity)) (a “Qualified Financing”)”

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of October 14, 2023, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has issued a series of convertible promissory notes with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of up to $5,000,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders (as defined in the Outstanding Notes); and

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to extend the Maturity Date (as defined in the Outstanding Notes) until December 31, 2024.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.             Amendment of Outstanding Notes.

(a)	The Maturity Date is hereby redefined as December 31, 2024.

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Signature Page to Greenfield Robotics Corporation

Omnibus Amendment to Convertible Promissory Notes

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of February 6, 2024, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of up to $5,000,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders (as defined in the Outstanding Notes); and

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to define the term Valuation Cap, and change the Valuation Cap to $30,000,000.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.	Amendment of Outstanding Notes.

(a)	Section 2(a) shall be amended to read as follows in its entirety:

2 (a) Conversion upon a Qualified Financing. In the event that the Company issues and sells shares of its equity securities (“Equity Securities”) to investors (the “Investors”) on or before the Maturity Date in an equity financing with total proceeds to the Company of not less than $2,500,000 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity)) (a “Qualified Financing”), then the outstanding principal amount of this Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Holder into Equity Securities sold in the Qualified Financing at a conversion price equal to the lesser of (i) the cash price paid per share for Equity Securities by the Investors in the Qualified Financing multiplied by 0.80, and (ii) the quotient resulting from dividing $30,000,000 (the “Valuation Cap”) by the number of outstanding shares of Common Stock of the Company immediately prior to the Qualified Financing (assuming conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants, but excluding the shares of equity securities of the Company issuable upon the conversion of Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity). The issuance of Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to Equity Securities sold in the Qualified Financing.

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Greenfield Robotics Corporation

Omnibus Amendment To Convertible

Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of January 17, 2025, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes, as amended, with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of $5,137,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Outstanding Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders; and

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to extend the Maturity Date until March 31, 2025.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.             Amendment of Outstanding Notes.

The Maturity Date is hereby redefined as March 31, 2025.

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of April 3, 2025,  by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes, as amended, with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of $5,287,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Outstanding Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders;

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to extend the Maturity Date until September 30, 2025; and,

Whereas, the Company and the Majority Holders further desire to amend each of the Outstanding Notes to increase the threshold for a Qualified Financing from $2,500,000 to $5,000,000.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.	Amendment of Outstanding Notes.

a.	The Maturity Date is hereby redefined as September 30, 2025.

b.	Paragraph 2 (a) is hereby amended to read as follows:

Conversion upon a Qualified Financing. In the event that the Company issues and sells shares of its equity securities (“Equity Securities”) to investors (the “Investors”) on or before the Maturity Date in an equity financing with total proceeds to the Company of not less than $5,000,000 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity)) (a “Qualified Financing”), then the outstanding principal amount of this Note and any unpaid accrued interest shall automatically convert in whole without any further action by the Holder into Equity Securities sold in the Qualified Financing at a conversion price equal to the lesser of (i) the cash price paid per share for Equity Securities by the Investors in the Qualified Financing multiplied by 0.80, and (ii) the quotient resulting from dividing $30,000,000 by the number of outstanding shares of Common Stock of the Company immediately prior to the Qualified Financing (assuming conversion of all securities convertible into Common Stock and exercise of all outstanding options and warrants, but excluding the shares of equity securities of the Company issuable upon the conversion of Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity)). The issuance of Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to Equity Securities sold in the Qualified Financing.

2.               Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.               Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.                Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of September 30, 2025, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes, as amended, with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of $5,287,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Outstanding Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders; and

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to extend the Maturity Date until September 30, 2026.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.	Amendment of Outstanding Notes.

The Maturity Date in the opening paragraph of the Outstanding Notes is hereby redefined as September 30, 2026.

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

Greenfield Robotics Corporation

Omnibus Amendment To

Convertible Promissory Notes

This Omnibus Amendment to Convertible Promissory Notes (this “Amendment”) is made and entered into as of April 13, 2026, by and among Greenfield Robotics Corporation, a Delaware corporation (the “Company”), and each of the undersigned persons and entities (each, a “Holder”). This Amendment amends each of the Outstanding Notes (as defined below).

Recitals

Whereas, the Company has previously issued a series of convertible promissory notes, as amended, with a “Note Series” of “2023A” and with an aggregate outstanding principal amount of $5,287,000 (collectively, the “Outstanding Notes”);

Whereas, Section 5(e) of each of the Outstanding Notes provides that any provision of the Outstanding Notes may be amended or waived upon the written consent of the (i) Company and the Holder thereto or (ii) the Company and the Majority Holders; and

Whereas, the Company and each of the undersigned Holders, together constituting the Majority Holders, desire to enter into this Amendment in order to amend each of the Outstanding Notes to (i) extend the Maturity Date until December 31, 2027 and (ii) update the definition of a Qualified Financing.

Agreement

Now, Therefore, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this Amendment agree as follows:

1.             Amendment of Outstanding Notes.

(a)            Definition Of Maturity Date. The Maturity Date in the opening paragraph of the Outstanding Notes is hereby redefined as December 31, 2027.

(b)             Definition Of Qualified Financing In The Outstanding Notes. The definition of Qualified Financing in Section 2(a) of the Outstanding Notes is hereby redefined as follows:

“In the event that the Company issues and sells shares of its equity securities (“Equity Securities”) to investors (the “Investors”) on or before the Maturity Date in an equity financing with total proceeds to the Company of not less than $5,000,000 (excluding (i) the offer and sale of Equity Securities under Regulation Crowdfunding or Regulation A, and (ii) the conversion of the Notes or other convertible securities issued for capital raising purposes (e.g., Simple Agreements for Future Equity)) (a “Qualified Financing”)”

2.            Continuing Effect. Other than as set forth in Section 1 of this Amendment, all of the terms of each of the Outstanding Notes shall continue in full force and effect.

3.            Capitalized Terms. Capitalized terms used herein without definition shall have the meanings given to such terms in the applicable Outstanding Note.

4.            Counterparts. This Amendment may be executed and delivered in two or more counterparts, including delivery by facsimile, pdf or other electronic counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]